EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Treasure & Shipwreck Recovery, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Huffman, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2022

/s/ Craig Huffman
Craig Huffman
President, Chief Financial Officer and Principal Accounting Officer
(Principal Executive Officer and Principal Accounting Officer)